Calculation of Filing Fee Tables
S-3
ONEOK INC /NEW/
Table 1: Newly Registered and Carry Forward Securities
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Debt	4.250% Senior Notes due 2027	457(r)	1,250,000,000		$ 1,249,550,000.00	0.0001476	$ 184,433.58
Fees to be Paid	2	Debt	4.400% Senior Notes due 2029	457(r)	600,000,000		$ 599,364,000.00	0.0001476	$ 88,466.13
Fees to be Paid	3	Debt	4.750% Senior Notes due 2031	457(r)	1,250,000,000		$ 1,244,550,000.00	0.0001476	$ 183,695.58
Fees to be Paid	4	Debt	5.050% Senior Notes due 2034	457(r)	1,600,000,000		$ 1,594,864,000.00	0.0001476	$ 235,401.93
Fees to be Paid	5	Debt	5.700% Senior Notes due 2054	457(r)	1,500,000,000		$ 1,495,785,000.00	0.0001476	$ 220,777.87
Fees to be Paid	6	Debt	5.850% Senior Notes due 2064	457(r)	800,000,000		$ 797,584,000.00	0.0001476	$ 117,723.40
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 6,981,697,000.00		$ 1,030,498.49
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 1,030,498.49
Offering Note
[1]	(1) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), ONEOK, Inc. (the "Company") initially deferred payment of all registration fees for the Registration Statement on Form S-3ASR (Registration No. 333-272782), filed on June 20, 2023. This filing fee exhibit is in connection with a final prospectus supplement dated September 10, 2024, filed by the Company with the SEC pursuant to Rule 424(b) of the Securities Act.

[2]	(1) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), ONEOK, Inc. (the "Company") initially deferred payment of all registration fees for the Registration Statement on Form S-3ASR (Registration No. 333-272782), filed on June 20, 2023. This filing fee exhibit is in connection with a final prospectus supplement dated September 10, 2024, filed by the Company with the SEC pursuant to Rule 424(b) of the Securities Act.

[3]	(1) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), ONEOK, Inc. (the "Company") initially deferred payment of all registration fees for the Registration Statement on Form S-3ASR (Registration No. 333-272782), filed on June 20, 2023. This filing fee exhibit is in connection with a final prospectus supplement dated September 10, 2024, filed by the Company with the SEC pursuant to Rule 424(b) of the Securities Act.

[4]	(1) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), ONEOK, Inc. (the "Company") initially deferred payment of all registration fees for the Registration Statement on Form S-3ASR (Registration No. 333-272782), filed on June 20, 2023. This filing fee exhibit is in connection with a final prospectus supplement dated September 10, 2024, filed by the Company with the SEC pursuant to Rule 424(b) of the Securities Act.

[5]	(1) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), ONEOK, Inc. (the "Company") initially deferred payment of all registration fees for the Registration Statement on Form S-3ASR (Registration No. 333-272782), filed on June 20, 2023. This filing fee exhibit is in connection with a final prospectus supplement dated September 10, 2024, filed by the Company with the SEC pursuant to Rule 424(b) of the Securities Act.

[6]	(1) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), ONEOK, Inc. (the "Company") initially deferred payment of all registration fees for the Registration Statement on Form S-3ASR (Registration No. 333-272782), filed on June 20, 2023. This filing fee exhibit is in connection with a final prospectus supplement dated September 10, 2024, filed by the Company with the SEC pursuant to Rule 424(b) of the Securities Act.